UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2005

WESTERN WIRELESS
CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington (State or Other Jurisdiction of Incorporation)

000-28160	91-1638901

(Commission File Number)	(IRS Employer Identification No.)

3650 131st Avenue S.E., Bellevue, Washington	98006

(Address of Principal Executive Offices)	(Zip Code)

(425) 586-8700 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On March 3, 2005, Western Wireless Corporation (“Western Wireless”) and ALLTEL Corporation (“ALLTEL”) jointly announced that they have received a request from the Department of Justice (the “DOJ”) for additional information in connection with ALLTEL’s pending acquisition of Western Wireless. The effect of this second request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 until 30 days after Western Wireless and ALLTEL have substantially complied with the request, unless that period is extended voluntarily by the parties or terminated sooner by the DOJ.

A copy of the joint Press Release dated March 3, 2005 is attached hereto as Exhibit 99.1 and is furnished as a part of this filing.

Forward-Looking Statements

     Western Wireless claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements regarding the Company’s plans, intentions and expectations. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made. Such statements are inherently subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from those expected or implied by the forward-looking statements. These factors include general economic and business conditions nationally, internationally and in the regions and countries in which we operate; demographic changes; technology changes; increased competition; changes in business strategy or development plans; whether the merger with ALLTEL will close and the effects on us in the event it does not close; our high leverage and our ability to access capital markets; our ability to attract and retain qualified personnel; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; our ability and the cost of acquiring additional spectrum licenses; and product liability and other claims asserted against us. A more extensive discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s public offering prospectuses and its reports filed with the Securities and Exchange Commission (“SEC”). Given these factors, investors and analysts should not place undue reliance on forward-looking statements.

Additional Information and Where to Find It

     In connection with the proposed transaction, Western Wireless intends to file relevant materials with the SEC, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF WESTERN WIRELESS ARE URGED TO READ THE PROXY STATEMENT AND RELATED MATERIALS WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Western Wireless with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to Western Wireless, 3650 131st Avenue S.E., Bellevue, Washington 98006, Attention: Investor Relations.

Participants In Solicitation

     Western Wireless, ALLTEL and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Western Wireless in connection with the merger transaction. Information about the executive officers and directors of Western Wireless and their ownership of Western Wireless common stock is set forth in the proxy statement for Western Wireless’ 2004 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2004. Information about the executive officers and directors of ALLTEL and their ownership of ALLTEL common stock is set forth in the ALLTEL Form 10-K for the year ended December 31, 2004, which was filed with the SEC on

February 10, 2005, and the proxy statement for ALLTEL’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on March 2, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Western Wireless, ALLTEL and their respective executive officers and directors in the merger transaction by reading the Western Wireless proxy statement and the ALLTEL prospectus regarding the merger transaction when it becomes available.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated March 3, 2005, of Western Wireless Corporation and ALLTEL Corporation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTERN WIRELESS CORPORATION (Registrant)

Date: March 3, 2005	By:	/s/ Jeffrey A. Christianson Jeffrey A. Christianson Senior Vice President and General Counsel